SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549




                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
                                             September 10, 1996
                                             (August 29, 1996)

                      RICHFOOD HOLDINGS, INC.
        (Exact name of registrant as specified in charter)

Virginia               0-16900                 54-1438602
(State or other      (Commission            (IRS Employer
jurisdiction of      File Number)         Identification No.)
incorporation)


  8258 Richfood Road, P.O. Box 26967
         Richmond, Virginia                          23261
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:(804) 746-6000


                          Not Applicable
   (former name or former address if changed since last report)







                        Page 1 of 5 pages.
                 Exhibit Index appears on page 4.
               INFORMATION TO BE INCLUDED IN REPORT
Item 5:   Other Events

     On August 29, 1996, the Board of Directors of Richfood Holdings, Inc., a Virginia corporation (the "Company"), declared a three-for-two split of the Company's Common Stock, without par value. The additional shares issuable in the split will be distributed on or about September 30, 1996, to shareholders of record on September 16, 1996.

     Additional information with respect to the split is included in the Company's press release, dated August 29, 1996, a copy of which is filed herewith as Exhibit 20.1, and incorporated herein by reference.



Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

     c) Exhibits

          Number              Exhibit

          20.1                Press Release

                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              RICHFOOD HOLDINGS, INC.



Date:  September 10, 1996        By:  /s/ J. Stuart Newton



                                   J. Stuart Newton
                                   Senior Vice President and
                                       Chief Financial Officer

                           EXHIBIT INDEX

Exhibit                                             Page

  20.1         Press Release                         5